UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   March 14, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On March 14, 2005, Hollinger International Inc. (the "Company") issued a press release announcing that the Company had named Gregory A. Stoklosa ("Stoklosa") as Vice President - Finance, effective immediately. Stoklosa will succeed Peter Lane as Chief Financial Officer upon his retirement later in 2005. The Company entered into an employment agreement with Stoklosa on March 14, 2005, effective as of such date (the "Agreement").

              Following is a summary of the key terms of the Agreement. Except as defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement, including "Cause" (Section 6(C)), "Good Reason" (Section 7(C)) and "Change in Control" (Section 7(C)).

              The Agreement is for a period from March 14, 2005 through December 31, 2005 and its terms of employment are renewable for successive periods of one year upon expiration of the previous term, unless the Board of Directors of the Company or Stoklosa gives written notice of non-renewal at least 60 days prior to the end of each such one year period.

              Stoklosa is being employed as the Company's Vice President - Finance, and thereafter as Vice President and Chief Financial Officer and will report to the President and Chief Executive Officer. During the term of his Agreement, Stoklosa is to be paid an annual base salary of $400,000, and will be eligible for an annual bonus targeted at 75% of his annual base salary (the "Stoklosa Target Bonus"), such bonus to be based on an annual calendar year bonus plan that is to be established by the Board of Directors. Stoklosa is also eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible. The Company also granted Stoklosa 20,000 deferred stock units under the Company's 1999 Stock Incentive Plan.

              The Agreement may be terminated (i) at the end of the term; (ii) upon Stoklosa's death or disability; (iii) by the Company for Cause; (iv) by Stoklosa for any reason upon 30 days' notice; (v) by the Company for any other reason upon 60 days' notice; or (vi) by Stoklosa as a result of the Company's failure to cause Stoklosa to become Chief Financial Officer of the Company on or before September 30, 2005. If Stoklosa's services are terminated as described in the preceding clauses (ii) through (iv) or if Stoklosa terminates at the end of the term, Stoklosa will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

              If Stoklosa's services are terminated by the Company at the end of the term, by the Company for any other reason, or by Stoklosa as a result of the Company's failure to make him Chief Financial Officer of the Company on or before September 30, 2005, Stoklosa will be entitled to receive the continuation of his annual base salary and the Stoklosa Target Bonus on that salary for one year from the date upon which the term would have expired absent his termination (the "Continuation Period"), any amount of the Stoklosa Target Bonus that is not paid as of the effective date of the termination of Stoklosa's services, and the continuation of health and welfare benefits for the Continuation Period. Upon the termination of Stoklosa's services as described in this paragraph, all unvested equity-based awards will continue to vest in accordance with their original schedule during the Continuation Period.

              In the event of a Change in Control of the Company, and the subsequent termination of Stoklosa, within 36 months after the Change in Control, by the Company without Cause or by Stoklosa for Good Reason, Stoklosa will be entitled to his base salary and health and welfare benefits through his final date of active employment, the Stoklosa Target Bonus on the annual base salary paid from the beginning of the current term of the Agreement to his final date of active employment and the Stoklosa Target Bonus through the term of the Agreement. In addition, Stoklosa will be entitled to receive (i) a lump sum amount equal to his final annual base salary, multiplied by two, plus the higher of the Stoklosa Target Bonus or the highest annual bonus actually received during the two most recent years, multiplied by two; and (ii) the continuation of health and welfare benefits for a period of two years from the date of the current term of his agreement. In addition, upon a Change in Control, all unvested awards and grants become immediately fully vested and payable (if applicable). The Agreement provides for a tax gross up if there are deemed "parachute payments" under the Internal Revenue Code of 1986, as amended.

              The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

              Prior to his joining the Company, Stoklosa, who is 49 years old, was Executive Vice President and Chief Financial Officer of R.R. Donnelley & Sons Company, a leader in the print and information services industry.

              A copy of the Company's Press Release, dated March 14, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT.

              The disclosure under Item 1.01 is incorporated herein by reference in its entirety.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)           None.
(b)           None.
(c)           Exhibits.

EXHIBIT NUMBER        DESCRIPTION OF EXHIBITS
--------------        -----------------------

Exhibit 10.1 Employment Agreement by and between the Company and Stoklosa, dated as of March 14, 2005

Exhibit 99.1          Press Release dated March 14, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HOLLINGER INTERNATIONAL INC.
                                                  (Registrant)


Date: March 17, 2005                        By: /s/ James R. Van Horn
                                                -------------------------------
                                            Name:  James R. Van Horn
                                            Title: VP, General Counsel and
                                                   Secretary

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION OF EXHIBITS
--------------           -----------------------

Exhibit 10.1 Employment Agreement by and between the Company and Stoklosa, dated as of March 14, 2005

Exhibit 99.1             Press Release dated March 14, 2005